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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 27, 2004



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                    001-16393                74-2126120
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


          2101 CITYWEST BLVD.
            HOUSTON, TEXAS                                     77042-2827
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800

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ITEM 7.  Financial Statements and Exhibits.

(c)  The following exhibit is being furnished herewith:

         99       News Release, dated January 27, 2004, of BMC Software, Inc.

ITEM 12.  Results of Operations and Financial Condition

         The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On January 27, 2004, BMC Software, Inc. issued a news release to report its financial results for the quarter ended December 31, 2003 and to announce a conference call to discuss such financial results to be held on January 27, 2004. The release is furnished as Exhibit 99 hereto.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 2004

                                        BMC SOFTWARE, INC.


                                        By: /s/ ROBERT H. WHILDEN, JR.
                                            --------------------------------
                                            Robert H. Whilden, Jr.
                                            Senior Vice President, General
                                            Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.
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    99       News Release, dated January 27, 2004, of BMC Software, Inc.